                                                                   EXHIBIT 10.38

                               TABLE OF CONTENTS

                                ONE UNION SQUARE
                                ----------------

 1.   BASIC LEASE INFORMATION............................................................  1
 2.   RENT PAYMENT.......................................................................  2
 3.   REAL PROPERTY DESCRIPTION (ONE UNION SQUARE).........................................2
 4.   POSSESSION...........................................................................3
 5.   ACCEPTANCE AND CARE OF PREMISES......................................................3
 6.   ALTERATIONS..........................................................................3
 7.   INSPECTION AND REPAIRS...............................................................4
 8.   SERVICES BY LESSOR...................................................................4
 9.   FIRE OR OTHER CASUALTY...............................................................6
10.   WAIVER OF SUBROGATION................................................................6
11.   USES...............................................................................  6
12.   SIGNS AND ADVERTISING..............................................................  7
13.   ACCIDENTS AND INDEMNITY............................................................  7
14.   LIENS AND INSOLVENCY...............................................................  8
15.   DEFAULT AND RE-ENTRY...............................................................  8
16.   REMOVAL OF PROPERTY AND REPLACEMENT OF
      NON-STANDARD ITEMS.................................................................  9
17.   NON-WAIVER.........................................................................  9
18.   COSTS AND ATTORNEYS' FEES..........................................................  9
19.   PRIORITY...........................................................................  9
20.   CONDEMNATION....................................................................... 10
21.   ASSIGNNMENT AND SUBLETTING......................................................... 10
22.   RULES, REGULATIONS AND MISCELLANEOUS............................................... 12
23.   SUCCESSORS......................................................................... 15
24.   SHARED TENANT SERVICES............................................................. 15
25.   AMERICAN DISABILITIES ACT.......................................................... 16
26.   TENANT IMPROVEMENTS................................................................ 16
27.   OPTION TO CANCEL................................................................... 17

                                                     ATRIEVA CORPORATION, LESSEE
                                                     ---------------------------


CONFIDENTIAL TREATMENT                  **Confidential treatment has been
HAS BEEN REQUESTED FOR                  requested with respect to the
CERTAIN PORTIONS OF THIS                information contained within the
DOCUMENT                                "[**]" markings. Such marked portions
                                        have been omitted from this filing and
                                        have been filed separately with the
                                        Securities and Exchange Commission

                                ONE UNION SQUARE

                              Seattle, Washington

                                  OFFICE LEASE

     THIS LEASE, made this 27TH day of January, 1998, between: UNION SQUARE LIMITED PARTNERSHIP, a Washington Limited Partnership, (Lessor) and ATRIEVA CORPORATION, a Washington corporation, (Lessee).

      Lessee, in consideration of this Lease, covenants and agrees with Lessor as follows:

      1. BASIC LEASE INFORMATION

     1.1 Leased Premises. Lessee hereby leases from Lessor, Room(s) 905-921 (the
         ---------------
Leased Premises) as outlined in red on the attached print marked Exhibit A in the building at Seattle, Washington, known as One Union Square (the Building), and situated on the real property described in Section 4 (the Land).

     1.2 Floor Areas. For purposes of this Lease, the usable area of the Leased
         -----------
Premises is deemed to be 8,389 square feet. The rentable area of the Leased Premises is deemed to be 9,396 square feet. The Leased Premises are deemed to be
1.52946 percent of the rentable area of the Building. In the event a portion of the Building is damaged or any other event or change occurs which alters the usable or rentable areas of the Leased Premises or the Building, Lessor may appropriately adjust the foregoing areas and percent. Usable and rentable areas shall mean such areas as defined generally by the Building Owners and Managers Association International in its "Standard Method for Measuring Floor Area in Office Buildings" (American National Standard ANSIZ 65.1-1980). Whenever areas are herein referred to generally, it shall mean rentable area. Lessee has undertaken such examination of rentable and usable areas of the Building as it desires and agrees with the areas set forth above

     1.3 Term. The lease term shall be [***] commencing [***]
         ----
and ending [***].

     1.4 Rent. The Base Monthly Rent, payable without demand in advance on the
         ----
first day of each calendar month, shall be:

     [***]

     1.5 Use. The Leased Premises shall be used only for the purposes of
         ---
business office.

     1.6 Lessee's Address for Notices if Other Than the Leased Premises:
         ---------------------------------------------------------------

     1.7 Lessor's Address for Notices and Payment of Rent:
         -------------------------------------------------

             UNICO Properties, Inc.
             Rainier Tower
             1301 5th Avenue, Suite 3500
             Seattle, WA 98101-2647

     1.8 Exhibits and Other Attachments Which are Part of the Lease:
         -----------------------------------------------------------

          Exhibit A: Print with Leased Premises outlined in red on standard floor plan.

    2. RENT PAYMENT

    Lessee shall pay the rent and other charges provided for in this Lease, in lawful money of the United States on or before their specified due dates to Lessor at the address specified in Section 1.8, or to such other party or at such other place as Lessor may hereafter from time to time designate in writing. All rent which is past due shall bear interest at the rate of one percent (1%) per month from the date rent is due until paid. If the maximum annual rate of interest permitted by applicable law shall be less than the rate of interest provided for herein, then all past due payments of rent shall bear interest at the maximum rate permitted by applicable law from due date until paid. Lessee acknowledges that late payment by Lessee to Lessor of rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and economically unpractical to ascertain. Therefore, if any payment of rent due from Lessee is not received by Lessor within 10 days after the due date, Lessee shall pay to Lessor (in addition to the interest above provided) a late charge of Fifty Dollars ($50) or two percent (2%) of the overdue rent, whichever shall be greater. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee and is in addition to any interest charges on past due rent. The term "rent" when used in this Lease shall include Base Monthly Rent and all other amounts however designated payable by Lessee to Lessor hereunder.

    3. REAL PROPERTY DESCRIPTION (ONE UNION SQUARE)

The legal description of the Land is:

    Commencing at the most southwesterly corner of Lot 12, of Block 61, Addition to Town of Seattle (commonly known as A.A. Denny's Fifth Addition to City of Seattle), according to plat recorded in Volume 1 of Plats, page 89, in King County, Washington; thence north 303708" west along the westerly line of said block 119.84 feet; thence north 5920'00" east 105.15 feet; thence north 3040'32" west 38.89 feet; thence north 5923'00" east 14.80 feet; thence north 3037'00" west 0.55 feet; thence north 5920'14" east 135.80 feet to the easterly line of said block; thence south 3035'43" east along said east line 159.45 feet to the most southeasterly corner of said block; thence south 5922'32" west 255.64 feet to the point of beginning (also known as Parcel A of City of Seattle Short Subdivision No. 8606903, King County Recording No. 8702260616).

     4. POSSESSION

     In the event of the inability of Lessor to deliver possession of the Leased Premises or any portion thereof, at the time of the commencement of the term of this Lease, Lessor shall not be liable for any damage caused thereby, nor shall this Lease thereby become void or voidable. Lessee shall not be liable for payment of any rent until such time as Lessor can deliver possession, except as may be otherwise provided in an Exhibit to this Lease.

     5. ACCEPTANCE AND CARE OF PREMISES

     5.1 Taking of possession of the Leased Premises by Lessee shall be conclusive evidence the Leased Premises were, on that date, in good, clean and tenantable condition.

     5.2 Lessee shall keep the Leased Premises neat and clean and in a sanitary condition and shall at all times preserve them in as good condition and repair as they now are, or may hereafter be put into, reasonable use and wear and damage by fire or other unavoidable casualty excepted. All damage or injury done to the Leased Premises by Lessee or by any persons who may be in or upon the Leased Premises with the consent of Lessee, including the cracking or breaking of glass of arty windows and doors, shall be paid for by Lessee and Lessee shall pay for all damage to the Building caused by Lessee's misuse of the Leased Premises or the appurtenances thereto. Lessee shall not put any curtains, draperies or other hangings on or beside the windows in the Leased Premises without first obtaining Lessor's consent. If Lessee shall fail to keep and preserve the Leased Premises in said condition and state of repair Lessor may at its option put or cause the same to be put into the condition and state of repair agreed upon, and in such case Lessee, on demand, shall pay the cost thereof

     6. ALTERATIONS

     Lessee shall design the Leased Premises so they will comply with then applicable laws at the commencement of the lease term. Lessee shall not make any alterations, additions or improvements in or to the Leased Premises (other than decorations and non-structural alterations that do not affect the Building systems), or make changes to locks on doors, or add, disturb or in any way change any plumbing or wiring therein, without the prior written consent of Lessor (such consent not to be unreasonably withheld). Lessor may require that any such work be performed by Lessor's employees or contractor(s) employed by Lessor. Lessor, at its option, may at its own expense make any repairs, alterations or improvements which Lessor may deem necessary or advisable for the preservation, safety or improvement of the Leased Premises or the Building, provided only that Lessee shall at all times have reasonable access to the Leased Premises. Lessee shall, at its own expense, make any alterations, additions or improvements to the Leased Premises which arc required by law during the term of this Lease. Lessor's approval concerning the initial improvement or any subsequent alteration, addition or improvement of the Leased Premises is for Lessor's benefit only and shall not create any responsibility or liability on the part of Lessor for design sufficiency or compliance with applicable laws.

    7. INSPECTION AND REPAIRS

    Lessor shall have the right, on reasonable prior notice (except in an emergency) to inspect the Leased Premises at all reasonable times and the right to enter the same for the purpose of cleaning, repairing,altering or improving the same, or the Building, but nothing contained in this Lease shall be construed so as to impose any obligation on Lessor to make any repairs, alterations or improvements except as expressly provided in Section 9.

    8. SERVICES BY LESSOR

    8.1 Lessor will, at its expense furnish Lessee with the following services and utilities:

    (a) Elevator service during normal business hours of the Building (8:00 a.m. to 6:00 p.m.- Monday through Friday and 9:00 a.m. to 1:00 p.m. - Saturday, except legal holidays generally observed in the State of Washington) and the service of at least one elevator during all other hours.

    (b) Heating and air cooling to maintain a temperature condition which in Lessor's judgment provides for comfortable occupancy of the Leased Premises during normal business hours of the Building, provided Lessee complies with Lessor's instructions regarding use of drapes and thermostats and Lessee does not utilize heat generating machines or equipment which affect the temperature otherwise maintained by the air cooling system. Upon request Lessor shall make available at Lessee's expense after hours heat or air cooling. The minimum, use of after hours heat or air cooling and the cost thereof shall be determined by Lessor and confirmed in writing to Lessee, as the same may change from time to time.

    (c) Water for drinking, lavatory and toilet purposes.

    (d) Electricity for building standard lighting and operation of low power usage office machines in quantities usually furnished by Lessor to tenants in the Building for general office use. Low power usage machines are typewriters, desk top calculators, desk top computer terminals and similar equipment with similar power requirements which operate on 110 volt circuits.

    (e) Janitorial service and window washing. This service includes vacuum cleaning of carpets and cleaning of Building standard vinyl composition tile, but no other services with respect to carpets or non-standard floor coverings. Shampoo or similar cleaning of carpets and repair and replacement of carpets shall be Lessee's responsibility and at Lessee's expense.

    (f) Maintain the exterior window blinds or draperies, windows, doors, floors, walls, ceilings, plumbing and plumbing fixtures, and electrical distribution system and lighting fixtures in good condition and repair, except for damage caused by Lessee, its employees, agents, invitees or visitors, and except that such service will not be provided as to any of the foregoing items that are not standard for the Building.

     (g) Replacement of burned out fluorescent tubes in light fixtures which are standard for the Building. Burned out bulbs, tubes or other light sources in fixtures which are not standard for the Building will be replaced by Lessor at Lessee's expense.

     8.2 Lessor shall use reasonable diligence to remedy an interruption in the furnishing of such services and utilities. If, however, any governmental authority imposes regulations, controls or other restrictions upon Lessor or the Building which would require a change in the services provided by Lessor under this Lease, Lessor may comply with such regulations, controls or other restrictions, including without limitation, curtailment, rationing or restrictions on the use of electricity or any other form of energy serving the Leased Premises. Lessee will cooperate and do such things as are reasonably necessary to enable Lessor to comply with such regulations, controls or other restrictions.

     8.3 Whenever heat generating machines or equipment or lighting other than building standard fights are used in the Leased Premises by Lessee which affect the temperature otherwise maintained by the air cooling system, Lessor shall have the right to install supplementary air cooling units in the Leased Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Lessee to Lessor upon billing by Lessor. Lessor may impose a reasonable charge for utilities and services, including without limitation, air cooling, electric current and water; required to be provided the Leased Premises by reason of, (a) any substantial recurrent use of the Leased Premises at any time other than the hours of 7:00 a.m. to 6:00 p.m., Monday through Friday, (b) any use beyond what Lessor agrees to furnish as described above, (c) electricity used by equipment designated by Lessor as high power usage equipment or (d) the installation, maintenance, repair, replacement or operation of supplementary air cooling equipment, additional electrical systems or other equipment required by reason of special electrical, heating, cooling or ventilating requirements of equipment used by Lessee at the Leased Premises. High power usage equipment includes without limitation, data processing machines, punch card machines, computers and machines which operate on 220 volt circuits. Lessee shall not install or operate high power usage equipment on the Leased Premises without Lessor's prior written consent, which may be refused unless Lessee confirms in writing its obligation to pay the additional charges necessitated by such equipment. At Lessor's option, separate meters for such utilities and services may be installed for the Leased Premises and Lessee upon demand therefor, shall immediately pay Lessor for the installation, maintenance, repair and replacement of such meters.

     8.4 Lessor does not warrant that any of the services and utilities referred to above will be free from interruption. Interruption of services and utilities shall not be deemed an eviction or disturbance of Lessee's use and possession of the Leased Premises or any part thereof or render Lessor liable to Lessee for damages, or relieve Lessee from performance of Lessee's obligations under this Lease.

     9. FIRE OR OTHER CASUALTY

     In the event the Building or the Leased Premises shall be destroyed or rendered untenantable, either wholly or in part, by fire or other casualty, Lessor may, at its option, restore the Building or Leased Premises to as near their previous condition as is reasonably possible, and in the meantime the rent shall be abated in the same proportion as the untenantable portion of the Leased Premises bears to the whole thereof; but unless Lessor, within sixty (60) days after the happening of any such casualty, shall notify Lessee of its election to so restore, this Lease shall thereupon terminate and end. Such restoration by Lessor shall not include replacement of furniture, equipment or other items that do not become part of the Building or any improvements to the Leased Premises in excess of those provided for in the allowance for building standard items.

     10. WAIVER OF SUBROGATION

     Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each hereby waives any and all claims against the other, its agents, officers, directors, shareholders or employees, for loss or damage to the Leased Premises or the Building, or any personal property of such party therein, that is caused by or results from fire and other perils insured against under (a) the normal fire with extended coverage property insurance policies, or (b) the standard business interruption insurance policies, carried by the parties and in force at the time of damage or loss. Each party shall cause each such insurance policy obtained by it to provide that the insurance company waives all right to recovery by way of subrogation against the other party in connection with any such damage or loss.

     11. USES

     The Leased Premises are to be used only for the uses specified in Section
1.6 hereof, and for no other business or purpose without the prior written consent of Lessor. Lessee shall comply with all applicable laws, ordinances, rules and regulations in its use and occupancy of the Leased Premises, including those related to the use and disposal of hazardous substances and materials, and shall indemnify and hold Lessor harmless from any loss or damage resulting therefrom. Lessee shall not allow anything to be done in the Leased Premises which will increase the existing rate of insurance on the Building, and will immediately reimburse Lessor for any such resulting increase. Lessee shall not commit or allow to be committed any waste upon the Leased Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. Lessee shall not, without the prior written consent of Lessor, use any apparatus, machinery or device in or about the Leased Premises which will cause any substantial noise or vibration. If any of Lessees office machines and equipment should disturb the quiet enjoyment of any other tenant in the Building, then Lessee shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance. Lessee shall comply with all laws relating to its use of the Leased Premises.

     12. SIGNS AND ADVERTISING

     Lessee shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Leased Premises or the Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Leased Premises without first obtaining Lessor's
written consent   thereto. Any such consent by Lessor shall be upon the
understanding and condition that Lessee will remove the same at the expiration or sooner termination of this Lease and Lessee shall pay Lessor the cost to repair any damage to the Leased Premises or the Building caused thereby. Lessor shall have the right to prohibit any advertising by Lessee which, in its opinion, tends to impair the reputation of the Building as a first-class shopping, business or professional area.

     13. ACCIDENTS AND INDEMNITY

     13.1 Lessee shall protect, defend, indemnify and hold Lessor harmless from all loss, damage, liability or expense, including attorneys' fees, resulting from any injury to any person or any loss of or damage to any property caused by or resulting from any act, omission or negligence of Lessee or any officer, employee, agent, contractor, invitee, or visitor of Lessee in or about the Leased Premises or the Building, but the foregoing provision shall not be construed to make Lessee responsible for loss, damage, liability or expense resulting from injuries to third parties caused by any act, omission or negligence of Lessor, or of any officer, employee, agent, contractor, invitee or visitor of Lessor. Except for the omissions or negligence of Lessor, Lessor shall not be liable for any loss or damage to person or property sustained by Lessee, or other persons, which may be caused by the Building or the Leased Premises, or any appurtenances thereto, being out of repair, or by the bursting or leakage of any water, gas, sewer or steam pipe, or by theft, or by any act of neglect of any tenant or occupant of the Building, or of any other person, or by any other cause of whatsoever nature.

     13.2 Liability Insurance.  Lessee shall, throughout the term of this Lease
          -------------------
and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability insurance including a contractual liability endorsement covering Lessee's obligations under this Lease, insuring Lessee's activities upon, in or about the Leased Premises or the Building against claim of bodily injury or death or property damage or loss with a limit of not less than One Million Dollars ($1,000,000) combined single limit.

     13.3 Property Insurance.  Lessee shall, throughout the term of this Lease
          ------------------
and any renewal hereof, at its own expense, keep and maintain in full force and effect, what is commonly referred to as "all risk" coverage insurance (but excluding earthquake and flood) on Lessee's leasehold improvements and personal property and equipment in the Leased Premises in an amount not less than the current One Hundred Percent (100%) replacement value thereof.

     13.4 Insurance Policy Requirements. All insurance under this Section 13
          -----------------------------
shall be with companies satisfactory to Lessor and authorized to do business in Washington, and Lessor shall be named as an additional insured on all such policies of Lessee. No insurance policy required hereunder shall be cancelled or reduced in coverage and each insurance policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days prior written notice to Lessor. Lessee shall deliver to Lessor prior to commencement of the lease term and from time to time thereafter, copies of policies of such insurance or certificates evidencing the existence and amounts of same and naming Lessor as an additional insured thereunder. In no event shall the limits of any insurance policy required hereunder be considered as limiting the liability of Lessee under this Lease.

    14. LIENS AND INSOLVENCY

    Lessee shall keep the Leased Premises and the Building free from any liens arising out of any work performed, materials ordered or obligations incurred by Lessee. If Lessee becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, or assignee or other liquidating officer is appointed for the business of Lessee, then Lessor, at its option, may immediately or any time thereafter terminate Lessees right of possession under this Lease.

    15. DEFAULT AND RE-ENTRY

    Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by Lessee to be kept and performed and that this Lease is made upon the condition of such performance. Except for a default under the preceding Section 14 for which immediate right of termination is given to Lessor, if Lessee fails to pay any installment of rent within three (3) days after written notice, or to perform any other covenant under this Lease within thirty (30) days after written notice from Lessor stating the nature of the default, Lessor may terminate this Lease and re-enter and take possession of the Leased Premises using such force as may be necessary; provided that if the nature of such default other than for non-payment of rent is such that the same cannot reasonably be cured within such thirty-day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion. If Lessor elects to terminate this Lease, Lessor may declare all rent owing for the remainder of the Term immediately due and payable, less the amount Lessee proves could reasonably be collected during such period. Notwithstanding such retaking of possession by Lessor and/or termination of this Lease, Lessee's liability for the rent provided herein shall not be extinguished for the balance of the term of this Lease, and Lessee shall make good to Lessor any deficiency arising from a reletting of the Leased Premises at a lesser rental, plus the costs and expenses of renovating or altering the Leased Premises and the costs and expenses of reletting the Leased Premises, including but not limited to, lease commissions, tenant improvements, etc. Lessee shall pay any such deficiency each month as the amount thereof is ascertained by Lessor. If Lessor retakes possession, Lessor shall have the right to let any other available space in the Building before reletting or attempting to relet the Leased Premises, and such action shall not relieve Lessee of any of its obligations hereunder. All remedies provided herein are cumulative and are in addition to those provided by law.

    16. REMOVAL OF PROPERTY AND REPLACEMENT OF NON-STANDARD ITEMS

    Upon the expiration or termination of the lease term, Lessee shall (a) at its expense remove Lessees goods and effects and those of all persons claiming under Lessee, and (b) if Lessee caused the Leased Premises to be improved with other than building standard ceiling suspension system, acoustical tile ceiling, fluorescent light fixtures, millwork detail, doors and door frames, hardware or hard surface floor tile and base, or any corridor adjacent to the core of the Building to be other than building standard width and construction, Lessee shall pay Lessor an amount equal to the cost to replace all such non-standard items with building standard items and the cost to replace such non-standard public corridor with one of building standard width and construction. Lessee shall also be required to remove all data and telecommunications cabling installed after April 1, 1998 for use by Lessee in or around the Leased Premises (including building telecommunication closets and risers). Any property left in the Leased Premises after the expiration or termination of the lease term shall be deemed to have been abandoned and the property of Lessor to dispose of as Lessor deems expedient at Lessee's expense.

    17. NON-WAIVER

    Failure of Lessor to insist, in any one or more instances, upon strict performance of any term, covenant or condition of this Lease, or to exercise any option herein contained, shall not be construed as a waiver, or a relinquishment for the future, of such term, covenant, condition or option, but the same shall continue and remain in full force and effect. The receipt by Lessor of rents with knowledge of a breach of any of the terms, covenants or conditions of this Lease to be kept or performed by Lessee shall not be deemed a waiver of such breach, and Lessor shall not be deemed to have waived any provision of this Lease unless expressed in writing and signed by Lessor.

    18. COSTS AND ATTORNEYS' FEES

    Lessee shall reimburse Lessor for all costs, charges, expenses, consultant fees, expert witness fees and attorneys' fees that Lessor incurs, with or without litigation, (a) in connection with the enforcement of this Lease or (b) in connection with any action taken by Lessor in accordance with this Lease to protect its interests or to recover amounts owed to Lessor under this Lease including, but not limited to, any action necessitated by a bankruptcy filing by or against Lessee or the exercise by any other creditor of Lessee of its rights against Lessee.

    19. PRIORITY

    Lessee agrees that this Lease shall be subordinate to any first mortgages or deeds of trust that may hereafter be placed upon the Leased Premises or the Building containing the same, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacement and extensions thereof. Within fifteen (15) days after written request from Lessor, Lessee shall execute any documents that may be necessary or desirable to effectuate the subordination of this Lease to any such mortgages or deeds of trust and shall execute estoppel certificates as requested by Lessor from time to time in the standard form of any such mortgagee or beneficiary.

     20. CONDEMNATION

     If all of the Leased Premises or such portions of the Building as may be required for the reasonable use of the Leased Premises, are taken by eminent domain, this Lease shall automatically terminate as of the date Lessee is required to vacate the Leased Premises and all rent shall be paid to that date. In case of a taking of a part of the Leased Premises, or a portion of the Building not required for the reasonable use of the Leased Premises, then this Lease shall continue in full force and effect and the rent shall be equitably reduced based on the proportion by which the floor area of the Leased Premises is reduced, such rent reduction to be effective as of the date possession of such portion is delivered to the condemning authority. Lessor reserves all rights to damages to the Leased Premises for any taking by eminent domain, and Lessee hereby assigns to Lessor any right Lessee may have to such damages or award, and Lessee shall make no claim against Lessor for damages for termination of the leasehold interest or interference with Lessee's business. Lessee shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Lessee may be put for Lessee's moving expenses and for the interruption of or damage to Lessee's business, provided, that such damages may be claimed only if they are awarded separately in the eminent domain proceeding and not as part of the damages recoverable by Lessor.

     21. ASSIGNMENT AND SUBLETTING

     21.1 Lessee shall not, without the prior written consent of Lessor, assign this Lease or any interest therein, or sublet the Leased Premises or any part thereof, or permit the use of the Leased Premises by any party other than Lessee or mortgage or otherwise transfer this Lease (collectively "transfer"). Such consent shall be entirely discretionary with Lessor, except as otherwise provided in Section 21.6. Consent to one such transfer shall not destroy or waive this provision, and all subsequent transfers shall likewise be made only upon obtaining prior written consent of Lessor. Sublessees or assignees shall become directly liable to Lessor for all obligations of Lessee hereunder, without relieving Lessee of any liability.

     21.2 Anything contained herein to the contrary notwithstanding, Lessor hereby consents to an assignment of this Lease, or subletting of all or part of the Leased Premises, to (a) the parent of Lessee or to a wholly owned subsidiary of Lessee or of such parent, (b) any corporation into which or with which Lessee may be merged or consolidated, provided that the net worth of the, resulting corporation is at least equal to the greater of (i) the net worth of Lessee on the date hereof or (ii) the net worth of Lessee immediately prior to such merger or consolidation, or (c) any entity to which Lessee sells all or substantially all of its assets, provided that such entity expressly assumes all of Lessee's obligations hereunder. An assignment forbidden within the meaning of this
Section includes without limitation one or more sales or transfers, by operation of law or otherwise, or creation of new stock, by which an aggregate of more than fifty percent (50%) of Lessee's stock shall be vested in a party or parties who are nonstockholders as of the date hereof. This Section 21.2 shall not apply if Lessee's stock is or becomes listed on a recognized security exchange or if at least eighty percent (80%) of its stock is owned by a corporation whose stock is listed on a recognized security exchange.

     21.3 If Lessee wishes to assign this Lease or sublet the Leased Premises or any part therof, Lessee shall first give written notice ("Lessee's Notice") to Lessor of its intention to do so, which notice shall contain the name of the proposed assignee or subtenant (collectively "transferee"), the nature of the proposed transferee's business to be carried on in the Leased Premises and the terms and provisions of the proposed assignment or sublease. Lessee shall also provide Lessor with a copy of the proposed assignment or sublease when it is available and such financial and other information with respect to the proposed transferee and transfer that Lessor may reasonably require.

     At any time within sixty (60) days after Lessor's receipt of Lessee's Notice, Lessor may by written notice ("Lessor's Notice") to Lessee elect to, (a) recapture the affected space by terminating this Lease as to the portion of the Leased Premises covered by the proposed sublease or assignment effective upon a date specified in Lessor's Notice, which date shall not be earlier than thirty
(30) days nor later than sixty (60) days after Lessor's Notice, with a proportionate reduction of all rights and obligations of Lessee hereunder that are based on the area of the Leased Premises, (b) consent to the proposed sublease or assignment, or (c) disapprove the proposed sublease or assignment. If Lessor's Notice states Lessor elects to exercise the recapture option described above, Lessee shall have the option for a period of ten (10) days after receipt of Lessor's Notice by written notice to Lessor within such period to withdraw Lessee's Notice of proposed transfer and not proceed with the proposed sublease or assignment.

     21.4 Whether or not Lessor consents to a proposed transfer, Lessee shall reimburse Lessor on demand for any and all costs that may be incurred by Lessor in connection with any proposed transfer including, without limitation, the cost of investigating the acceptability of the proposed transferee and attorneys' fees incurred in connection with each proposed transfer.

     21.5 If Lessor consents to any proposed assignment or sublease, (a) Lessee may enter into same, but only upon the specific terms and conditions set forth in Lessee's Notice, (b) any sublease or assignment shall be subject to, and in full compliance with, all of the terms and provisions of this Lease, (c) the consent by Lessor to any assignment of sublease shall not relieve Lessee of any obligation under this Lease, (d) each transferee shall assume all obligations of Lessee under this Lease and shall be and remain jointly and severally liable with Lessee for the payment of rent, and the performance of all of the terms, covenants, conditions and agreements herein contained on Lessees part to be performed, (e) no assignment shall be binding on Lessor unless Lessee and the transferee shall deliver to Lessor a counterpart of the assignment that contains a covenant of assumption by the transferee satisfactory to Lessor and is otherwise satisfactory in form and substance to Lessor, and (f) any rent or other consideration accruing to Lessee as the result of such assignment of sublease which is in excess of the rent then being paid by Lessee for the portion of the Leased Premises affected by the assignment or sublease, shall be paid by Lessee to Lessor monthly as additional rent.

    21.6 Notwithstanding the foregoing, in the event of a proposed assignment or sublease, if Lessor does not exercise its option to recapture under Section 21.3, then Lessor will not unreasonably withhold its consent thereto if (a) Lessee is not then in default hereunder, (b) the proposed transferee will continuously occupy and use the Leased Premises for the term of the transfer;
(c) the use by the proposed transferee will be a business office consistent in quality to and otherwise compatible with the other tenants in the Building, (d) the proposed transferee is reputable and of sound financial condition, and (e) the Base Monthly Rent under this Lease is amended (if necessary), to be the base monthly rent Lessor is then willing to accept from others for the Leased Premises during the remaining term of the Lease as assigned or the term of the sublease, which shall be the then fair rental value thereof as reasonably determined by Lessor, which may be a fixed monthly amount or an amount that increases periodically and (f) the use by the proposed transferee will not violate any rights of exclusivity granted to other tenants or any other restrictions on use to which Lessor is subject.

    21.7 Any option(s) granted to Lessee in this Lease or any option(s) granted to Lessee in any amendments to this Lease, to the extent that said option(s) have not been exercised, shall terminate and be voided in the event this Lease or any portion thereof is assigned, or any part of the Leased Premises are sublet, or all or any portion of Lessee's interest in the Leased Premises are otherwise transferred.

    22.  RULES, REGULATIONS AND MISCELLANEOUS

    22.1 Lessee shall use the Leased Premises and the public areas in the Building in accordance with such reasonable rules and regulations as may from time to time be adopted by Lessor for the general safety, care and cleanliness of the Leased Premises or the Building, and the preservation of good order therein, and shall cause Lessee's employees, agents, invitees and visitors to abide by such rules and regulations.

    22.2 Lessee shall not place any boxes, cartons, or other rubbish in the corridors or other public areas of the Building.

    22.3 Lessor does not guarantee the continued present status of light or air over any premises adjoining or in the vicinity of the Building. Any diminution or shutting off of light, air or view by any structure which may be erected on lands near or adjacent to the Building shall in no way affect this Lease or impose any liability on Lessor.

    22.4 Lessee shall conserve heat, air-conditioning, water and electricity and shall use due care in the use of the Leased Premises and of the public areas in the Building, and without qualifying the foregoing, shall not neglect or misuse water fixtures, electric lights and heating and air-conditioning apparatus.

    22.5 Lessor shall not be liable for the consequences of admitting by pass-key or refusing to admit to the Leased Premises the Lessee or any of the Lessee's agents or employees or other persons claiming the right of admittance.

    22.6 Lessee shall peaceably and quietly enjoy the Leased Premises so long as it pays the rent payable by it hereunder and is not in default in performing all the provisions of this Lease.

    22.7 The titles to sections of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part thereof This Lease shall be governed by the laws of the State of Washington.

    22.8 All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail to Lessor at the same place rent payments are made, and to Lessee at the Leased Premises, or such addresses as may hereafter be designated by either party in writing. Notices mailed as aforesaid shall be deemed given on the third business day after the date of such mailing.

    22.9 The rent herein is exclusive of any sales, business and occupation, gross receipts or other tax based on rents or tax upon this Lease or tax upon or measured by the number of employees of Lessee or the area of the Leased Premises or any similar tax or charge. If any such tax or charge be hereafter enacted, Lessee shall reimburse to Lessor the amount thereof together with each Base Monthly Rent payment. If it shall not be lawful for Lessee so to reimburse Lessor, the Base Monthly Rent payable to Lessor under this Lease shall be revised to net Lessor the same net rental after imposition of any such tax or charge upon Lessor as would have been payable to Lessor prior to the imposition of such tax or charge. Lessee shall not be liable to reimburse Lessor for any federal income tax.

    22.10 Lessee shall not place any plants, sculptures or other items so as to be located wholly or partially in the public corridor portions of the Building without Lessor' s prior written approval.

    22.11 All improvements, alterations or additions which may be made by either of the parties hereto upon the Leased Premises, except movable office furnishings, shall become part of the Building when made, and shall remain upon and be surrendered with the Leased Premises as a part thereof. The maintenance and care of such improvements shall be the responsibility of Lessee, except as otherwise provided in Section 9. For example, Lessor shall vacuum, but Lessee shall shampoo, repair and replace carpets. Wall paneling, partitions, closets, built-in cabinets, sinks, doors, however attached, floor coverings and other built-in units of all kinds are a partial listing of improvements that become property of Lessor as aforesaid. Wall hung office furniture, refrigerator/sink units and other electrical appliances may be removed by Lessee provided the reasonably estimated amount to cap plumbing and repair screw holes or other damage is paid by Lessee to Lessor prior to such removal and such removal does not cause any material damage to the property.

    22.12 The freight elevator shall not be used by Lessee or others to move furniture, supplies or other items to or from the Leased Premises unless Lessee prior to such use has scheduled and coordinated such use with Lessor's Service Department. Lessee shall not permit passenger elevators to be used to move furniture, supplies or other items to or from the Leased

Premises. Lessee shall cause its suppliers and other providers to comply with the foregoing provisions.

    22.13 The name of the Building may at anytime be changed by Lessor.

    22.14 This Lease is the final and complete expression of the parties' agreement and no representations, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by instrument in writing executed by Lessor and Lessee.

    22.15 UNICO Properties, Inc. (UNICO) is Lessor's manager and rental agent in all matters concerning this Lease and the Leased Premises, and the Lessee, until notified in writing to the contrary by either the Lessor or UNICO or the Assignee of Lessor's interest under this Lease, shall recognize such agency and pay all rental, furnish all statements, and give any notice which the Lessee may be under the duty of giving hereunder, or may elect to give hereunder, to UNICO at its office in the City of Seattle, King County, Washington, instead of to the Lessor. As long as such agency shall exist, the rights and options extended to Lessor shall be deemed extended to UNICO, and each and every other term and provision of this Lease which is in any way beneficial to the Lessor, including especially every stipulation against liability, or limiting liability, shall inure to the benefit of UNICO and its agents and shall be applicable to UNICO and its agents in the same manner and as fully and with the same effect as to Lessor. Whenever Lessor's consent is required, Lessee shall request such consent from UNICO. The consent of UNICO shall be deemed the consent of UNICO and Lessor.

    22.16 Lessee agrees to look only to the equity of Lessor in the Building and the Land and not to Lessor personally with respect to any obligations or payments due or which may become due from lessor hereunder, and no other property or assets of Lessor or any partner, joint venturer, member, officer, director, shareholder, agent, or employee of Lessor, disclosed or undisclosed, shall be subject for the satisfaction of Lessee's claims under or with respect to this Lease, and no partner, member, officer, director, agent or employee of Lessor shall be personally liable in any manner or to any extent in connection with this Lease. If at any time the holder of Lessor's interests hereunder is a partnership, limited liability company or joint venture, a deficit in the capital account of any partner, member or joint venturer shall not be considered an asset of such partnership, limited liability company or joint venture. In the event of a sale or conveyance by Lessor of the Building, the same shall operate to release Lessor from any and all obligations and liabilities on the part of Lessor accruing from and after the effective date of the sale or conveyance.

    22.17 Broker Commission Lessee shall defend, indemnify and hold Lessor
          -----------------
harmless from all claims and liabilities or expenses arising from agreements or other arrangements made by or on behalf of Lessee with any broker or finders. Notwithstanding the foregoing, Lessor acknowledges the representation of Lessee by Colliers Macaulay Nicolls International in connection with this Lease, and Lessor shall pay a broker's commission to Colliers Macaulay Nicolls International in keeping with Lessor's standard policy, and any indemnity by Lessee set forth herein shall not apply to any claim by Colliers Macaulay Nicolls International against Lessor.

     22.18 Security Deposit Lessee has deposited the sum specified in Section
           ----------------
1.10 with Lessor. Lessor shall pay the remaining balance thereof to Lessee, without any interest thereon, within thirty (30) days after the expiration or prior termination of the lease term, or any extension thereof, if Lessee has fully performed all of its obligations under this Lease. Lessor may withdraw from the deposit the amount of any unpaid rent or additional rent or other charges not paid to Lessee when due, and Lessee shall immediately redeposit an amount equal to that so withdrawn.

     22.19 Holdover If Lessee remains in possession of all or part of the Leased
           --------
Premises after the expiration of the term of this Lease, with or without Lessor's written consent, for each month or partial month of such possession, Lessee shall pay Lessor an amount equal to 150% of the Base Monthly Rent payable hereunder immediately prior to the expiration of the term. Such holdover by Lessee shall not be deemed an extension of the term or the grant by Lessor to Lessee of a month to month tenancy. Lessee shall also indemnify and hold Lessor harmless from all loss, cost, liability and expense incurred by Lessor if Lessee remains in such possession of all or part of the Leased Premises without Lessor's prior written consent.

     22.20 Recording Neither Lessor nor Lessee shall record this Lease or any
           ---------
memorandum thereof.

     22.21 Directory Board Lessor shall, throughout the term of this Lease,
           ---------------
maintain a directory board in the main lobby of the building which shall list Lessee, and up to ten (10) of Lessee's employees. The cost of said designations shall be at Lessor's expense for the initial ten (10) designations and at Lessee's expense thereafter.

     22.22 Authority Each individual executing this Lease on behalf of Lessee
           ---------
represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Lessee and that this Lease is binding on Lessee in accordance with its terms.

     23.   SUCCESSORS

     All the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Lessor and Lessee and their respective heirs, executors, administrators, successors and assigns.

     24.  SHARED TENANT SERVICES

     Lessee, acknowledges that any provision of telecommunications and office automation services and equipment ("Shared Tenant Services") by a gird party provider, including but not limited to Shared Technologies Inc., its agents, affiliates and successors (the "Provider") is entirely separate and distinct from this Lease agreement and that Lessor has no duty of performance concerning the provision of Shared Tenant Services. Lessee hereby agrees to look solely to the provider for any failure in the provision of Shared Tenant Services.

      25. AMERICANS WITH DISABILITIES ACT (ADA) COMPLIANCE

     Lessor and Lessee acknowledge that, in accordance with the provisions of the Americans with Disabilities Act (the "ADA"), responsibility for compliance with the terms and conditions of Title III of the ADA may be allocated as between Lessor and Lessee. Notwithstanding anything to the contrary contained in the Lease, Lessor and Lessee agree that the responsibility for compliance with the ADA (including, without limitation, the removal of architectural and communications barriers and the provision of auxiliary aids and services to the extent required) shall be allocated as follows: (i) Lessee shall be responsible for compliance with the provisions of Title III of the ADA for any construction, renovations, alterations and repairs made within the Leased Premises if such construction, renovations, alterations and repairs are made by Lessee, at its expense without the assistance of the Lessor; (ii) Lessee shall be responsible for compliance with the provisions of Title III of the ADA for all construction, renovations, alterations and repairs Lessor makes within the Leased Premises, whether at Lessor's or Lessee's expense; and (iii) Lessor shall be responsible for compliance with the provisions of Title III of the ADA for all exterior and interior areas of the Building not included within the Leased Premises. Lessor agrees to indemnify and hold Lessee harmless from and against any claims, damages, costs and liabilities arising out of Lessor's failure, or alleged failure, as the case may be, to comply with Title III of the ADA, which indemnification obligation shall survive the expiration or termination of this Lease. Lessee agrees to indemnify and hold Lessor harmless from and against any claims, damages, costs and liabilities arising out of Lessee's failure, or alleged failure, as the case may be, to comply with Title III of the ADA, which indemnification obligation shall survive the expiration or termination of this Lease. Lessor and Lessee each agree that the allocation of responsibility for ADA compliance shall not require Lessor or Lessee to supervise, monitor or otherwise review the compliance activities of the other with respect to its assumed responsibilities for ADA compliance as set forth in this Section. The allocation of responsibility for ADA compliance between Lessor and Lessee, and the obligations of Lessor and Lessee established by such allocations, shall supersede any other provisions of the Lease that may contradict or otherwise differ from the requirements of this Section.

     26. TENANT IMPROVEMENTS

     Prior to April 1, 1998, Lessor shall, at Lessor's expense, complete the following work within the Leased Premises:

     (a) Construct, finish and paint new demising walls on the west side and the east side of the Leased Premises, in the locations shown on Exhibit A. Electrical work required in the construction of such demising walls shall be paid for by Lessee.

     (b) Construct an access corridor and new door for the main entrance to the Leased Premises on the west side of the elevator lobby, as shown on Exhibit
     A. Notwithstanding Section 16 above, Lessee shall have no obligation to pay Lessor at the end of the Lease term for the cost to replace the access corridor.

     27.  OPTION TO CANCEL

    Lessor and Lessee each shall have the option to terminate this Lease upon ninety (90) days prior written notice. In the event the Lease is terminated prior to the expiration of the Lease, Lessee shall pay to Lessor the unamortized commission fee plus interest at eleven percent (11%) per annum.



    IN WITNESS WHEREOF, this Lease has been executed by Lessor and Lessee as of the day and year first above set forth.

LESSEE:                           LESSOR:

                                  UNION SQUARE LIMITED
ATRIEVA CORPORATION, a            PARTNERSHIP, a Washington Limited
Washington corporation            Partnership

                                  By UNICO PROPERTIES, INC.
                                  (Manager and authorized rental agent for Union Square Limited Partnership)

By /s/ALAN J. HIGGINSON
   --------------------
Its President & CEO
    ---------------
                                  By /s/JOHN SCHOETTLER
                                     ------------------
                                  John Schoettler, Vice President

                            LESSOR'S AKNOWLEDGEMENT

STATE OF WASHINGTON       )
                          ) ss.
COUNTY OF KING            )

    On this 11th day of February, 1998, before me personally appeared John
            ----        ---------
Schoettler, to me known to be the Vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged, the said instrument to be the free and voluntary act and deed of said corporation and Union Square Limited Partnership, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


     [NOTARY SEAL GOES HERE]              /s/ANNE VAN HEUSDEN
                                          -------------------
                                          Anne Van Heusden
                                          Notary Public in and for the State of
                                          Washington, residing at Bellevue.
                                          My commission expires: 3-10-2000.

                       LESSEE'S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON  )
                     )  ss.
COUNTY OF KING       )

     On this 28th day of January, 1998, before me personally appeared Alan J.
             ----        -------                                      -------
Higginson to me known to be President and CEO of ATRIEVA CORPORATION, the
---------                   -----------------
corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                    /s/LAURI GAYLE FULLNER
                                    ----------------------

                                    (Print name)Lauri Gayle Fullner
                                    Notary Public in and for the State of
                                    Washington,

                                    residing at Seattle
                                                -------

                                    My commission expires: 10-30-00
                                                           --------

                              [THIS PAGE IS BLANK]

                                    ------
                                    UNION
                                    ------
                                    SQUARE
                                    ------



     DATE: March 9,1999

     TO:  Mr. Kern Maresca
          Atrieva Corporation
          600 University Street #911
          Seattle, WA 98101


     We are forwarding the below via:

                         [ ]  US Mail
                         [ ]  Courier Delivery
                         [X]  Personal Delivery
                         [ ]  Express Overnight
                         [ ]  Others ____________

     COPIES          DATE        DESCRIPTION
       1             01/15/1999  Executed copy of Atrieva Corporation's First
                                 Amendment to Lease for Rooms 905-921, One Union
                                 Square, Seattle, WA.



     THE AFOREMENTIONED DOCUMENTS ARE TRANSMITTED as checked  below:
                         [ ]  For approval
                         [X]  For your information/files
                         [ ]  As requested previously discussed
                         [ ]  For your review and comment
                         [ ]  Signature and notary

     REMARKS

     BY: /s/ARNE GILLAM
          Arne Gillam
          Director of Leasing
          Union Square

[STAMPED MARKED "ORIGINAL" GOES HERE]

                            FIRST AMENDMENT TO LEASE

Lessor:        Union Square Limited Partnership

Lessee:        Atrieva Corporation

Premises:      Commonly referred to as Rooms 905-21 in the Building as more particularly referred to in the Lease.

Date of this
Amendment:     January 15,1999

Lessor and Lessee are parties to a Lease dated January 27, 1998, and desire to amend the same as follows:

1.   Section 1.3 Term shall be changed from [***], to a term of [***].

2.  Section 1.4 Rent is changed to read [***].

3.  Section 27 is deleted.

4.  All other terms and conditions of the Lease are to remain the same.

Please execute all three (3) originals of the First Amendment to Lease, have your signature witnessed by a Notary Public, and return all three originals to my attention. Upon receipt of the same I will do likewise returning one original for your records.

Lessee:                      Lessor:

Atrieva Corporation          Union Square Limited Partnership,
                             Washington Limited Partnership by
/s/KERN MARESCA              Unico Properties, Inc., (manager and leasing
                             agent for Union Square Limited Partnership)

By_________________          By /s/DONALD M. WISE
                                -----------------
Its VP Finance               Its Senior Vice President
    ----------                   ---------------------
Date 3-4-99                  Date 3-8-99
     ------                       ------

                      LESSEE'S CORPORATE ACKNOWLEDGEMENT

STATE OF WAHINGTON  )
                    ) ss.
COUNTY OF KING      )

    On this 4th day of March, 1999, before me personally appeared Kern Maresca to me known to be the Vice President of Finance of Atrieva Corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                          /s/SHIELAH C. SABALZA
                          ---------------------
                          Shiela C. Sablza
[NOTARY SEAL GOES HERE]   Notary Public in and for the State of
                          Washington, residing at Seattle.
                          My commission expires April 2, 2002.

                            LESSOR'S AKNOWLEDGEMENT

STATE OF WASHINGTON  )
                     )    ss.
COUNTY OF KING       )

    On this 8th day of March, 1999, before me personally appeared Donald M. Wise, to me known to be the Senior Vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED PARTNERSHIP, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                          /s/SHIELAH C. SABALZA
                          ---------------------
                          Shiela C. Sablza
[NOTARY SEAL GOES HERE]   Notary Public in and for the State of
                          Washington, residing at Seattle.
                          My commission expires April 2, 2002.

                              [THIS PAGE IS BLANK]

                           SECOND AMENDMENT TO LEASE

     Lessor:    UNION SQUARE LIMITED PARTNERSHIP

     Lessee:    Atrieva Corporation, a Washington corporation

     Premises:  Commonly referred to as Suite 911 in the One Union Square
                Building as more particularly described in the Lease.

     Date of this Amendment:    September 15, 1999

     Lessor and Lessee are parties to Lease dated January 27, 1998, as amended January 15, 1999, (the Lease) and desire to further amend the Lease. The parties mutually agree:

1. Section 1.1, Leased Premises is hereby amended from rooms 905-921 to rooms
                ---------------
   911-921.

2. Section 1.2, Floor Areas is hereby amended from 8,389 usable square feet;
                -----------
   9,396 rentable square feet to 6,391 usable square feet; 7,221 rentable square feet.

3. Section 1.2, Floor Areas is hereby amended from 1.52946 percent of the
                ------------
   rentable area of the Building to 1.0982 percent.

4. Section 1.3 Term is hereby amended from [***].
               ----

5. Section 1.4 Rent is hereby amended as follows:
                ----

   Commencing [***] and thereafter on the first day of each calendar month until [***], Lessee shall pay base monthly rent of [***] for the entire Leased Premises (9,396 rsf).

   Commencing [***] and thereafter on the first day of each calendar month until [***], Lessee shall pay base monthly rent of [***].

   Commencing [***] and thereafter on the first day of each calendar month until [***], Lessee shall pay base monthly rent of [***].

   Commencing [***] and thereafter on the first day of each calendar month until [***], Lessee shall pay base monthly rent of [***].

   Commencing [***] and thereafter on the first day of each calendar month until [***], Lessee shall pay base monthly rent of [***].

   Commencing [***] and thereafter on the first day of each calendar month until [***], Lessee shall pay base monthly rent of [***].

6. Section 1.9 Base Indices is incorporated with a base year of 1999.
               ------------

       Consumer Price Index for September 1999.
       Cost of electricity per kilowatt-hour (average) for 12 months ending September 30, 2000.
       Janitorial hourly labor rate as of September 30, 1999.
       Operating Cost Adjustment Base: $6.96 per sq. ft, per yr.
       The first rent adjustment pursuant to Section 27 will be January 1, 2001.

7. Section 21.8

       Lessee shall be permitted to sublease individual offices to any subagents and/or clients, without obtaining Lessor's consent. Otherwise, Lessee shall be permitted to sublease or assign all or a portion of the Premises, subject to Lessor's consent, which shall not be unreasonably withheld. Any profits from a sublease or assignment above and beyond the documented rent that Lessee is paying shall be split 50/50 between Lessor and Lessee. Said profits shall be net of any fees associated with subleasing or assigning the Premises.

8. Section 27. Option to Cancel shall be deleted and replaced with Sec. 27 Annual Rent Adjustment (Operating Expenses).

       27.1 A portion of the initial rental rate shall be adjusted January 1 of each year during the term of this Lease commencing January 1, 2001. Three separate indicators, each to be factored separately by one-third of the Operating Cost Adjustment Base, are used to provide a reasonably broad base to determine the amount of such adjustment. These indicators are the Consumer Price Index, the cost of electricity and janitorial hourly labor rate.

       27.2 The base indices for the Consumer Price Index, the cost of electricity and janitorial hourly labor rate, shall be as stated in Section
   1.5. Succeeding indices for each of these indices will be calculated annually thereafter, using the succeeding data for the month of September, 12-month period ending September 30, and September 30, respectively. The ratio that each succeeding index bean to its base index shall be reduced by 1.00 and multiplied by one-third of the Operating Cost Adjustment Base, and by the rentable area of the Leased Premises. Each January 1, commencing the calendar year specified in Section 1.5, the monthly rent otherwise provided for in this Lease shall be increased by 1/12th the sum of the amounts so determined. In no event shall the Base Monthly Rent be decreased.

       27.3 The Consumer Price Index to be used shall be the Consumer Price Index for all urban consumers, U.S. city average, all items, series 1982-84 equals 100 (as published by the U.S. Department of Labor, Bureau of Statistics). If this index is revised or changed

   (as, for example, by taking the average index for different years as the base figure of 100) the base index shall all be adjusted accordingly. If this index is discontinued, the index promulgated by the Department of Labor, which most closely approximates the above-referenced index, shall be used and the base index shall be adjusted accordingly.

        27.4 The cost of electricity to be used shall be the average cost to Lessor per kilowatt-hour of electricity consumed in the Building for the 12-month periods ending the September 30 specified in Section 1.5 and each September 30 thereafter.

        27.5 The janitorial hourly labor rate to be used shall be the hourly compensation paid to persons employed as janitors in the Building, including all applicable taxes and fringe benefits payable by employers.

9. Lessor shall provide Lessee with a tenant improvement allowance of [***] per usable square foot for improvements to the Leased Premises, including the demising of the downsized space. The allowance amount shall be reduced to reimburse Lessee for previously installed carpet. Lessee shall furnish Lessor with an invoice stipulating such amount.

10. Sec. 28 Option to Extend

    [***] provided Lessee fully satisfies the conditions hereafter stated. If so extended, this lease shall continue as though the extended term were part of the original term except the base monthly rent pursuant to Section 1.4 shall be [***].

Lessee's right to extend the lease as above stated is subject to the following conditions:

       (a) Lessee shall give Lessor six (6) months prior written notice pursuant to this section of the Lease.

       (b) Lessee shall not be in default under the Lease when said notice is given.

       (c) This Lease shall be in full force and effect when said notice is given.

       (d) Lessee shall have confirmed in writing Lessee's obligation to pay the base monthly rent required by Lessor for the extended term within 30
       (30) days of notification by Lessor of said rental rate.

       (e) Upon receipt of Lessee's acknowledgement, Lessor shall prepare an amendment modifying the lease.

11. Sec. 29 Brokerage Fees shall be added to read as the following:

       A brokerage fee of [***] per rentable square foot will be paid to
   Colliers International, one-half at        signing of the lease and one-half
   upon occupancy.

12. Exhibit "A" of the Lease, changed to reflect the revised floor plan, is attached hereto an made a part hereof.

13.  All other terms and conditions are to remain the same.

Lessee:                         Lessor:

ATRIEVA CORPORATION, A          UNION SQUARE LIMITED
WASHINGTON CORPORATION,         PARTNERSHIP,
a Washington corporation        a Washington Limited Partnership

                                By UNICO PROPERTIES, INC.
                                (Manager and authorized rental agent for Union Square Limited Partnership)

By  /s/KERN MARESCA             By /s/DONALD M. WISE
    ---------------                -----------------
Kern Maresca                    Donald M. Wise
Its Vice President of Finance   Its  Senior Vice President
    -------------------------        ---------------------
Date: 9-17-99                   Date: 9-20-99
      -------                         -------

                            LESSOR'S ACKNOWLEDGMENT

STATE OF WASHINGTON)
                   )    ss.
COUNTY OF KING     )

    On this 20th day of September, 1999, before me personally appeared Donald M. Wise, to me known to be the Senior Vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED PARTNERSHIP, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                          /s/SHIELAH C. SABALZA
                          ---------------------
                          Shiela C. Sablza
[NOTARY SEAL GOES HERE]   Notary Public in and for the State of
                          Washington, residing at Seattle.
                          My commission expires April 2, 2002.

                       LESSEE'S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

    On this 17th day of September, 1999, before me personally appeared Kern Maresca to me known to be the Vice President of Finance of Atrieva Corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                          /s/ SHIELAH C. SABALZA
                          ---------------------
                          Shiela C. Sablza
[NOTARY SEAL GOES HERE]   Notary Public in and for the State of
                          Washington, residing at Seattle.
                          My commission expires April 2, 2002.

[MAP OF BUILDING GOES HERE]



ATRIEVA CORPORATION
Rooms 905-921
EXHIBIT A

[MAP OF BUILDING GOES HERE]



Atrieva Corporation
Rooms 911-921 (Amended)
EXHIBIT A

                              [THIS PAGE IS BLANK]

                                   --------
                                   UNION
                                   --------
                                   SQUARE
                                   --------



     DATE: October 11,1999

     TO:  Mr. Kern Maresca
          Atrieva Corporation
          600 University Street #911
          Seattle, WA 98101



     We are forwarding the below via:

                                    [X]  US Mail
                                    [ ]  Courier Delivery
                                    [ ]  Personal Delivery
                                    [ ]  Express Overnight
                                    [ ]  Others ____________

     COPIES          DATE      DESCRIPTION
       1          09/24/1999   Executed copy of Atrieva Corporation's Third
                               Amendment to
                               Lease for Rooms 911 of One Union Square in
                               Seattle, Washington.



     THE AFOREMENTIONED DOCUMENTS ARE TRANSMITTED as checked  below:
                         [ ]  For approval
                         [X]  For your information/files
                         [ ]  As requested previously discussed
                         [ ]  For your review and comment
                         [ ]  Signature and notary

     REMARKS

                            THIRD AMENDMENT TO LEASE

Lessor        Union Square Limited Partnership

Lessee:       Atrieva Corporation

Premises:     Commonly referred to as Suite 911 in the One Union Square Building as more particularly described in the Lease.

Date of this
Amendment     September 24, 1999

Lessor and Lessee are parties to Lease dated January 27, 1998 as amended and desire to further amend the lease as follows:

Section 30, Real Property Taxes shall be added as follows:

        [***]

The foregoing charges constitute additional rent that shall be deemed to accrue uniformly during the calendar year in which the payment is due. Payment under the provisions of this Section for the year the lease term ends shall be prorated, based on reasonable projections of the increase through the termination of this Lease and shall be due thirty (30) days before such termination.

All other terms and conditions are to remain the same.

Lessee:                                 Lessor:

Atrieva Corporation, a Washington       Union Square Limited Partnership
Corporation                             a Washington Limited Partnership

                                        By Unico Properties, Inc. (Manager and
                                        Authorized rental agent for Union Square
                                        Limited Partnership)

By /s/ KERN MARESCA                     By /s/ DONALD M. WISE
   ---------------                      -----------------

Kern Maresca                            Donald M. Wise
Its Vice President                      Its Senior Vice President
---------------------                   ---------------------
Date 9-29-99                            Date 9-29-99
     -------                                 -------

                       LESSEE'S CORPORATE ACKNOWLEDGEMENT

STATE OF WAHSINGTON )
                    )  ss.
COUNTY OF KING      )

    On this 29th day of September, 1999, before me personally appeared Kern Maresca to me known to be the Vice President of Finance of Atrieva Corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                          /s/ SHIELAH C. SABALZA
                          ---------------------
                          Shiela C. Sablza
[NOTARY SEAL GOES HERE]   Notary Public in and for the State of
                          Washington, residing at Seattle.
                          My commission expires April 2, 2002.

                            LESSOR'S ACKNOWLEDGEMENT

STATE OF WASHINGTON  )
                     )  ss.
COUNTY OF KING       )

    On this 29th day of September, 1999, before me personally appeared Donald M. Wise, to me known to be the Senior Vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED PARTNERSHIP, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seat affixed (if any) is the corporate seal of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year fast above written.



                          /s/ SHIELAH C. SABALZA
                          ---------------------
                          Shiela C. Sablza
[NOTARY SEAL GOES HERE]   Notary Public in and for the State of
                          Washington, residing at Seattle.
                          My commission expires April 2, 2002.

[ORIGINAL STAMPED HERE]

                            FIRST AMENDMENT TO LEASE

Lessor:        Union Square Limited Partnership

Lessee:        Atrieva Corporation

Premises:     Commonly referred to as Rooms 905-21 in the Building as more particularly referred to in the Lease.

Date of this
Amendment:    January 15,1999

Lessor and Lessee are parties to a Lease dated January 27, 1998, and desire to amend the same as follows:

1.  Section 1.3 Term shall be changed from [***], to a term of [***].

2.  Section 1.4 Rent is changed to read [***] commencing [***] and ending [***].

3.  Section 27 is deleted.

4.  All other terms and conditions of the Lease are to remain the same.

Please execute all three (3) originals of the First Amendment to Lease, have your signature witnessed by a Notary Public, and return all three originals to my attention. Upon receipt of the same I will do likewise returning one original for your records.

Lessee:                      Lessor:

Atrieva Corporation          Union Square Limited Partnership, a
                             Washington Limited Partnership by
/s/KERN MARESCA              Unico Properties, Inc., (manager and leasing
                             agent for Union Square Limited Partnership)

By                              By /s/ DONALD M. WISE
   ------------------              ------------------
Its VP Finance                  Its  Senior Vice President
    ----------                       ---------------------
Date  3-4-99          Date  3-8-99
      ------                ------

                       LESSEE'S CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON  )
                     )  ss.
COUNTY OF KING       )

    On this 4th day of March, 1999, before me personally appeared Kern Maresca to me known to be the Vice President of Finance of Atrieva Corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they (he or she) were authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                          /s/ SHIELAH C. SABALZA
                          ----------------------
                          Shiela C. Sablza
[NOTARY SEAL GOES HERE]   Notary Public in and for the State of
                          Washington, residing at Seattle.
                          My commission expires April 2, 2002.

                            LESSOR'S ACKNOWLEDGEMENT

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )


     On this 8th day of March, 1999, before me personally appeared Donald M. Wise, to me known to be the Senior Vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and UNION SQUARE LIMITED PARTNERSHIP, for the uses and purposes therein mentioned, and on oath stated that he (she) was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seat the day and year first above written.



                          /s/ SHIELAH C. SABALZA
                          ----------------------
                          Shiela C. Sablza
[NOTARY SEAL GOES HERE]   Notary Public in and for the State of
                          Washington, residing at Seattle.
                          My commission expires April 2, 2002.